SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: June 30, 2003

Select Medical Corporation

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-31441 (Commission File Number)	23-2872718 (I.R.S. Employer Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055

(Address of Principal Executive Offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Item 5. Other Events.

On June 30, 2003, Select Medical Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated June 30, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL CORPORATION

Date: June 30, 2003	By:	/s/ Michael E. Tarvin

Michael E. Tarvin Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 30, 2003